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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 8, 2003
                                                 -------------------------------


                            ELCOM INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                   000-27376                    04-3175156
----------------------------    ---------------          -----------------------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
    of Incorporation)             File Number)            Identification Number)


     10 Oceana Way          Norwood, Massachusetts                02062
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (781) 440-3333
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibits

         NUMBER   DESCRIPTION
         ------   -----------

         99.1     News Release, dated August 8, 2003

ITEM 9.   REGULATION FD DISCLOSURE.
          -------------------------

          This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On August 8, 2003 Elcom International, Inc. issued a news release regarding its quarterly earnings. A copy of this news release is furnished with this Current Report on Form 8-K as
          Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELCOM INTERNATIONAL, INC.


                                           By: /s/ Robert J. Crowell
                                              ----------------------------------
                                               Robert J. Crowell
                                               Chairman and CEO


Date:    August 11, 2003




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                                 EXHIBIT INDEX


         Exhibit              Description of Exhibit
         -------              ----------------------

         99.1                 News Release, dated August 8, 2003